April 19, 2011

VIA EDGAR

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:	BlackRock Total Return Portfolio II, a series of BlackRock Funds II

(File No. 333-142592 and File No. 811-22061)

Ladies and Gentlemen:

On behalf of BlackRock Funds II and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in a supplement, dated April 1, 2011, to the Prospectus and Statement of Additional Information, each dated January 28, 2011, for BlackRock Total Return Portfolio II (the “Fund”). The purpose of the filing is to submit the 497(e) filing dated April 1, 2011 in XBRL for the Fund.

Any questions or comments on the filing should be directed to the undersigned at (212) 728-8510.

Very truly yours,

/s/ Anthony Geron
Anthony Geron

Enclosures

cc:  Ben Archibald, Esq., BlackRock Advisors, LLC